			THE GRIFFIN FUNDS, INC.

		 Supplement dated March 29, 1996 to
		  Prospectus dated January 31, 1996

The Prospectus is hereby supplemented as follows:

   1. By deleting the discussion regarding Jonathan M. Greene in the section entitled "The Funds in Detail -- Service Providers" and inserting the following in its place:

	The Growth Fund is managed by an Investment Advisory
	Committee composed of the following members: Richard T. Whitney, Chairman, Donald J. Peters and K.D. Farrow. As Committee Chairman, Mr. Whitney has primary responsibility for managing the portfolio and works with the Committee on developing and executing the Growth Fund's investment program. Mr. Whitney has been the Chairman of the Growth Fund's Investment Advisory Committee since March 1996. Mr. Whitney has held the position of Managing Director of T. Rowe Price since October 1995. From April 1991 to October 1995, Mr. Whitney was a Vice President of T. Rowe Price.

   2. By deleting the third sentence of the second to last paragraph under the heading "Fund Account Policies -- Sales Load Reductions and Waivers - Reduced Sales Load - Class A Shares" and inserting the following sentence in its place:

	Such sales also may be made to employee pension, profit sharing, or stock bonus plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), governmental plans within the meaning Section 414(d) of the Code, simplified employee pensions within the meaning of Section 408(k) of the Code and to any investment advisory, trust or other fiduciary account (other than an individual retirement account) provided that, with respect to each of the foregoing, the plan, pension or account is sponsored, serviced, administered, maintained, managed or advised by H.F. Ahmanson & Company or its affiliates.

   3. By adding the following sentence to the end of the second paragraph under the heading "Fund Account Policies -- Contingent
Deferred Sales Charge - Class B Shares":

	The CDSC also is waived on redemptions of Class B Shares where the entire proceeds of such redemptions are invested, through a Portfolio Builder Account, in shares of a Griffin Money Market Fund, Class A Shares of a Non-Money Market Fund or any other Fund available through a Portfolio Builder Account.

		[MORRISON & FOERSTER LLP LETTERHEAD]

March 29, 1996
							(202) 887-1682


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street,  N.W.
Washington, D.C.  20549

	Re:     The Griffin Funds, Inc.
		Registration No. 33-67148

Dear Sirs:

	On behalf of The Griffin Funds, Inc. (the "Registrant"), and pursuant to Rule 497(e) under the Securities Act of 1933, we are transmitting on EDGAR for filing a supplement, dated as of March 29, 1996, to the Registrant's prospectus.

	If you have any questions or comments, please contact the undersigned at the number set forth above or Robert M. Kurucza of this firm at (202) 887-1515.


						Sincerely,

						/s/ John S. Duessel

						John S. Duessel

Attachment